UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2009

OREXIGEN THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33415	65-1178822
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3344 N. Torrey Pines Ct., Suite 200, La Jolla, CA	92037
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 875-8600

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On July 23, 2009, Orexigen Therapeutics, Inc. (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) with Leerink Swann LLC and each of the underwriters named in Schedule A thereto (collectively, the “Underwriters”), related to a public offering of 10,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”). The price to the public is $7.50 per share, and the Underwriters have agreed to purchase the shares from the Company pursuant to the Purchase Agreement at a price of $7.125 per share. Under the terms of the Purchase Agreement, the Company granted the Underwriters a 30-day option to purchase an additional 1,500,000 shares of Common Stock to cover overallotments, if any. On July 24, 2009, the Underwriters exercised their overallotment option in full.

The offering is being made pursuant to a shelf registration statement the Company filed with the Securities and Exchange Commission on May 6, 2009, which became effective on May 14, 2009 (File No. 333-159015). The closing of the offering is expected to take place on July 28, 2009. A copy of the Purchase Agreement is attached as Exhibit 1.1 and is incorporated herein by reference, and the foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit. A prospectus supplement relating to the offering has been filed with the Securities and Exchange Commission. A copy of the opinion of Latham & Watkins LLP relating to the legality of the issuance and sale of the Common Stock in the offering is attached as Exhibit 5.1 hereto.

The Company issued press releases on July 23 and July 24, 2009, announcing the pricing of the public offering and the Underwriters exercise of their overallotment option in full, respectively. These press releases are attached as Exhibits 99.1 and 99.2, respectively, to this report and are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Purchase Agreement, dated as of July 23, 2009, between the Registrant, Leerink Swann LLC and each of the Underwriters named therein

5.1	Opinion of Latham & Watkins LLP

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1)

99.1	Press Release, dated July 23, 2009

99.2	Press Release, dated July 24, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OREXIGEN THERAPEUTICS, INC.

Date: July 27, 2009	By:	/s/ Graham K. Cooper
	Name:	Graham K. Cooper
	Title:	Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Purchase Agreement, dated as of July 23, 2009, between the Registrant, Leerink Swann LLC and each of the Underwriters named therein

5.1	Opinion of Latham & Watkins LLP

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1)

99.1	Press Release, dated July 23, 2009

99.2	Press Release, dated July 24, 2009